EXHIBIT 16

LETTER FROM STEFANOU & COMPANY, LLP



                             Stefanou & Company, LLP
                                1360 Beverly Road
                                    Suite 305
                              McLean, VA 22101-3621
                                 (703) 448-9200
                               (703) 448-3515/ FAX


                                                                    June 2, 2000


Securities and Exchange Commission
Washington, DC  20549

Re: Bentley Communications Corp. (formerly Kyrenia Acquisition Corp.) File No. 0-27347

Dear Sir or Madam:

         We have read Item 4 of the Form 8-K/A of Bentley Communications Corp. (formerly Kyrenia Acquisition Corp.) dated March 8, 2000 and agree with the statement contained thereon.


                                             /s/ Stefanou & Company, LLP
                                             ---------------------------
                                             STEFANOU & COMPANY, LLP

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